Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Events

Proposed Merger

On February 17, 2012, we and CPA®:15 entered into a definitive agreement pursuant to which CPA®:15 will merge with and into one of our subsidiaries for a combination of cash and shares of our common stock as described below. In connection with the Proposed Merger, we plan to file a registration statement with the SEC regarding the shares of our common stock to be issued to shareholders of CPA®:15 in the Proposed Merger. Special meetings will be scheduled to obtain the approval of CPA®:15's shareholders of the Proposed Merger and the approval of our shareholders of the Proposed Merger and the Proposed REIT Reorganization described below. The closing of the Proposed Merger is also subject to customary closing conditions. If the Proposed Merger is approved and the other closing conditions are met, we currently expect that the closing will occur by the third quarter of 2012, although there can be no assurance of such timing.

At December 31, 2011, CPA®:15's portfolio was comprised of full or partial ownership in 315 properties, substantially all of which were triple-net leased with an average remaining life of 10.4 years and an estimated annual contractual minimum base rent of $223.0 million (on a pro rata basis). We expect to assume the related property debt comprised of 74 fixed-rate and seven variable-rate non-recourse mortgage loans with an aggregate fair value of $1.2 billion and a weighted-average annual interest rate of 5.7% at December 31, 2011 (on a pro rata basis). During 2011, we earned $26.0 million in fees from CPA®:15 and recognized $3.4 million in equity earnings based on our ownership of shares in CPA®:15.

We have also obtained a commitment for a $175.0 million term loan as part of our credit facility in order to pay for the cash portion of the consideration in the Proposed Merger. Our commitment expires on the earlier of the termination or closing of the Proposed Merger or September 30, 2012. The commitment letters are subject to a number of closing conditions, including the lenders' satisfactory completion of due diligence and determination that no material adverse change has occurred, and there can be no assurance that we will be able to obtain the term loan on acceptable terms or at all.

In the Proposed Merger, CPA®:15 shareholders will be entitled to receive a $1.25 in cash and 0.2326 shares of our common stock for each share of CPA®:15 common stock owned, which equated to $11.73 per share of CPA®:15 common stock based on our $45.07 per share closing price as of February 17, 2012, the date that the merger agreement was signed. The estimated total Proposed Merger consideration includes cash of approximately $151.8 million and the issuance of approximately 28,241,000 of our shares, based on the total shares of CPA®:15 outstanding of 131,566,206, of which 10,153,074 shares were owned by us, on February 17, 2012. As a condition of the Proposed Merger, we have agreed to waive our subordinated disposition and termination fees.

If the Proposed Merger is approved, immediately prior to merging, we plan to reorganize as a real estate investment trust. The Proposed REIT Reorganization is an internal reorganization of our corporate structure into a real estate investment trust to hold substantially all of our real estate assets attributable to our Real Estate Ownership segment while the activities conducted by our Investment Management segment subsidiaries will be organized under taxable real estate investment trust subsidiaries. This Proposed REIT Reorganization is expected to be tax-free for U.S. Federal purposes, except for the cash consideration.

Note 19. Subsequent Event